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Exhibit 99.1

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
                                                  STEWART & STEVENSON SERVICES, INC.
                                             CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
                                                  (In thousands, except per share data)


                                                                                   THREE MONTHS ENDED
                                                       ----------------------------------------------------------------------------
                                                       AUG. 3,2002   MAY 4,2002 JAN. 31,2002 OCT. 27,2001 JULY 28,2001 APR. 28,2001
                                                       -----------   ---------- ------------ ------------ ------------ ------------
Sales                                                   $ 278,843    $ 297,591    $ 300,708    $ 308,831    $ 372,999    $ 320,157
Cost of sales                                             237,743      253,948      263,056      271,415      318,904      273,988
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Gross profit                                               41,100       43,643       37,652       37,416       54,095       46,169

Recovery of costs incurred, net                              --           --           --        (18,200)        --        (20,800)
Selling and administrative expenses                        34,403       35,131       41,857       38,060       34,379       33,456
Interest expense                                              815        1,105          680        1,282        1,496        1,820
Interest and investment income                               (373)        (338)        (598)        (706)        (897)      (1,214)
Other (income) expense, net                                  (494)         (19)      (2,743)        (439)        (269)         (23)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
                                                           34,351       35,879       39,196       19,997       34,709       13,239
                                                        ---------    ---------    ---------    ---------    ---------    ---------

Earnings (loss) before income taxes                         6,749        7,764       (1,544)      17,419       19,386       32,930
Income tax expense                                          2,195        2,736       (1,073)       6,073        7,074       12,303
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Net earnings from continuing operations                     4,554        5,028         (471)      11,346       12,312       20,627
Earnings (loss) from discontinued operations, net
       of tax                                             (11,002)      (1,229)      (2,333)         335          701         (294)
Cumulative effect of change in accounting, net
      of tax                                                 --         (3,682)        --           --           --           --
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Net earnings (loss)                                     $  (6,448)   $     117    $  (2,804)   $  11,681    $  13,013    $  20,333
                                                        =========    =========    =========    =========    =========    =========


Weighted average shares outstanding:
   Basic                                                   28,483       28,454       28,325       28,441       28,327       28,085
   Diluted                                                 28,754       28,767       28,865       29,002       29,146       28,704

Earnings per share:
  Basic
     Continuing operations before cumulative effect     $    0.16    $    0.18    $   (0.02)   $    0.40    $    0.43    $    0.73
     Discontinued operations                                (0.39)       (0.04)       (0.08)        0.01         0.02        (0.01)
     Cumulative effect of change in accounting               --          (0.13)        --           --           --           --
                                                        ---------    ---------    ---------    ---------    ---------    ---------
     NET EARNINGS (LOSS) PER SHARE                      $   (0.23)   $    0.01    $   (0.10)   $    0.41    $    0.45    $    0.72
                                                        =========    =========    =========    =========    =========    =========

  Diluted
     Continuing operations before cumulative effect     $    0.16    $    0.17    $   (0.02)   $    0.39    $    0.42    $    0.72
     Discontinued operations                                (0.38)       (0.04)       (0.08)        0.01         0.02        (0.01)
     Cumulative effect of change in accounting               --          (0.13)        --           --           --           --
                                                        ---------    ---------    ---------    ---------    ---------    ---------
     NET EARNINGS (LOSS) PER SHARE                      $   (0.22)   $    0.01    $   (0.10)   $    0.40    $    0.44    $    0.71
                                                        =========    =========    =========    =========    =========    =========

Cash dividends per share                                $   0.085    $   0.085    $   0.085    $   0.085    $   0.085    $   0.085

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
                                     STEWART & STEVENSON SERVICES, INC.
                                            SEGMENT INFORMATION
                                              (In thousands)

                                                                         THREE MONTHS ENDED
                                     ---------------------------------------------------------------------------------------------
                                     AUG. 3, 2002     MAY 4, 2002    JAN. 31, 2002   OCT. 27, 2001  JULY 28, 2001    APR. 28, 2001
                                     ------------     -----------    -------------   -------------  -------------    -------------
SALES
  Power Products                       $ 129,658       $ 149,528       $ 146,163       $ 147,255       $ 153,084       $ 135,471
  Distributed Energy Solutions            17,832          11,783           6,976          15,020          62,683          31,049
  Tactical Vehicle Systems               105,404         115,461         111,252         103,771         108,771         108,494
  Petroleum Equipment                      8,792           6,518          20,319          25,121          24,073          21,034
  Airline Products                        17,157          14,301          15,998          17,664          22,878          24,109
  Other Business Activities                 --              --              --              --             1,510            --
                                       ---------       ---------       ---------       ---------       ---------       ---------
    Total                              $ 278,843       $ 297,591       $ 300,708       $ 308,831       $ 372,999       $ 320,157
                                       =========       =========       =========       =========       =========       =========
OPERATING PROFIT (LOSS)
  Power Products                       $     480       $   3,650       $   1,476       $   3,135       $   3,403       $   1,387
  Distributed Energy Solutions            (2,063)         (2,208)        (12,262)         (5,161)          4,906              43
  Tactical Vehicle Systems                15,554          14,905          15,999          32,962          16,231          38,243
  Petroleum Equipment                     (1,533)           (572)           (502)         (1,101)          1,592           1,486
  Airline Products                        (1,572)         (3,130)         (3,620)         (7,842)         (2,597)         (4,379)
  Other Business Activities                  (57)           (156)              9               9              (3)            (38)
                                       ---------       ---------       ---------       ---------       ---------       ---------
    Total                                 10,809          12,489           1,100          22,002          23,532          36,742

NON-OPERATING INCOME/(EXPENSE)
  Corporate expense, net                  (3,618)         (3,958)         (2,562)         (4,007)         (3,547)         (3,206)
  Interest income                            373             338             598             706             897           1,214
  Interest expense                          (815)         (1,105)           (680)         (1,282)         (1,496)         (1,820)
                                       ---------       ---------       ---------       ---------       ---------       ---------

EARNINGS (LOSS) BEFORE INCOME TAXES    $   6,749       $   7,764       $  (1,544)      $  17,419       $  19,386       $  32,930
                                       =========       =========       =========       =========       =========       =========

OPERATING PROFIT (LOSS) PERCENTAGE
  Power Products                             0.4%            2.4%            1.0%            2.1%            2.2%            1.0%
  Distributed Energy Solutions             (11.6)          (18.7)            N/M           (34.4)            7.8             0.1
  Tactical Vehicle Systems                  14.8            12.9            14.4            31.8            14.9            35.2
  Petroleum Equipment                      (17.4)           (8.8)           (2.5)           (4.4)            6.6             7.1
  Airline Products                          (9.2)          (21.9)          (22.6)          (44.4)          (11.4)          (18.2)
  Other Business Activities                  0.0             0.0             0.0             0.0            (0.2)            0.0
    Total                                    3.9             4.2             0.4             7.1             6.3            11.5

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